UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2011 (May 23, 2011)

SKYSTAR BIO-PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in Charter)

Nevada	001-34394	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

4/F Building B Chuangye Square, No. 48 Keji Road,
Gaoxin District, Xi’an, Shaanxi Province, P.R. China
[Missing Graphic Reference]
(Address of Principal Executive Offices)

(8629) 8819-3188

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2011, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.  Also on May 24, 2011, members of the Registrant’s management team will host a conference call and simultaneous audio webcast at 7:45 a.m. Eastern time to review its financial results of the quarter ended March 31, 2011.  An audio replay of the conference call will be available approximately two hours after the call and for the following 30 days.

The information in Item 8.01 and Item 9.01(d) in this Current Report on Form 8-K, and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release dated May 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2011	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Michael H. Lan
Michael H. Lan
Chief Financial Officer